UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2014

TORNIER N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 20, 2014, Tornier N.V. (“Tornier”) issued a press release announcing its consolidated financial results for the fourth quarter and year ended December 29, 2013. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

To supplement Tornier’s consolidated financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”), Tornier uses the following non-GAAP financial measures, several of which are included in Tornier’s press release:

•	revenues on a constant currency basis, which remove the impact of changes in foreign currency exchange rates, and are calculated by translating current period results at prior period average foreign currency exchange rates;

•	EBITDA, which represents net loss before interest income and expense, income tax expense and benefit, depreciation and amortization;

•	adjusted EBITDA, which gives further effect to, among other things, non-operating income and expense, foreign currency transaction gains and losses, loss on extinguishment of debt, share-based compensation, inventory product rationalization due to acquisition, amortization of the inventory step-up from acquisitions and special charges including acquisition, integration and distribution transition costs, restructuring charges, reversal of acquisition contingent consideration liability, impairment of intangibles, bad debt expense charges in Italy, legal settlements and certain other items that affect the comparability and trend of Tornier’s operating results;

•	adjusted EBITDA margin, which represents adjusted EBITDA divided by revenues as reported;

•	adjusted net loss, which represents net loss, as reported, excluding amortization of the inventory step up from acquisitions, tax benefit from reversal of valuation allowance, loss on extinguishment of debt, inventory product rationalization due to acquisition, special charges as described above, and certain other items that affect the comparability and trend of Tornier’s operating results;

•	adjusted net loss per share, which represents net income (loss) per share excluding amortization of the inventory step-up from acquisition, tax benefit from reversal of valuation allowance, loss on extinguishment of debt, inventory product rationalization due to acquisition, special charges as described above and certain other items that affect the comparability and trend of Tornier’s operating results;

•	adjusted free cash flow, which represents net cash provided by operating activities, less cash paid related to facilities consolidation, instrument investments and plant, property and equipment investments, as adjusted for changes to foreign currency exchange rates;

•	adjusted gross margin, which represents gross margin, as adjusted for inventory product rationalization due to acquisition and inventory step-up due to acquisition;

•	adjusted gross margin percentage, which represents adjusted gross margin as a percentage of revenues as reported;

•	adjusted operating expenses, which represents operating expenses, as adjusted for amortization of intangible assets and special charges; and

•	adjusted operating expenses as a percentage of revenue, which represents adjusted operating expenses as a percentage of revenues as reported.

Tornier believes the non-GAAP financial measures described above and used by Tornier provide additional meaningful information for measuring Tornier’s financial performance and are measures frequently used by Tornier’s management, as well as securities analysts and investors. Tornier uses the non-GAAP financial measures as supplemental measures of its performance and believes such measures facilitate operating performance comparisons period to period and company to company by factoring out potential differences caused by charges not related to Tornier’s regular, ongoing business, including non-cash charges, certain large and unpredictable charges, acquisitions and dispositions, legal settlements and tax positions. Tornier’s management uses the non-GAAP financial measures to assess the performance of Tornier’s core operations, analyze underlying trends in Tornier’s businesses, establish operational goals and forecasts, and evaluate Tornier’s performance period over period and in relation to the operating results of its competitors. Tornier’s management uses the non-GAAP financial measures to help allocate its resources to both ongoing and prospective business initiatives and to help make budgeting and spending decisions, for example, between product development expenses, research and development expenses, and selling, general and administrative expenses. Tornier’s management is evaluated on the basis of several of these non-GAAP financial measures when determining achievement of performance incentive compensation goals.

Tornier believes that non-GAAP financial measures have limitations as analytical tools since they do not reflect all of the amounts associated with Tornier’s operating results as determined in accordance with GAAP and should only be used to evaluate Tornier’s operating results in conjunction with the corresponding GAAP measures. Accordingly, revenue on a constant currency basis should not be used as a substitute for revenue; EBITDA, adjusted EBITDA, adjusted net income (loss) and adjusted net income (loss) per share should not be used as a substitute for net income (loss) or net income (loss) per share; adjusted EBITDA margin should not be used as a substitute for net margin or operating margin; adjusted free cash flow should not be used as a substitute for cash flows from operations; adjusted gross margin and adjusted gross margin percentage should not be used as a substitute for gross margin or gross margin as a percentage of revenue; and adjusted operating expenses and adjusted operating expenses as a percentage of revenue should not be used as a substitute for operating expenses or operating expenses as a percentage of revenue, in each case as determined in accordance with GAAP. Neither EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per share, adjusted free cash flow, adjusted gross margin, adjusted gross margin as a percentage of revenue, adjusted operating expenses and adjusted operating expenses as a percentage of revenue, should be an indication of whether cash flow will be sufficient to fund Tornier’s cash requirements. Additionally, the calculation of non-GAAP financial measures is not based on any comprehensive or standard set of accounting rules or principles. Accordingly, Tornier’s definitions of revenue on a constant currency basis, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per share, adjusted free cash flow, adjusted gross margin, adjusted gross margin as a percentage of revenue, adjusted operating expenses and adjusted operating expenses as a percentage of revenue, may differ from the definitions of other companies using the same or similar names limiting, to some extent, the usefulness of such measures for comparison purposes.

All of the non-GAAP financial measures used in Tornier’s press release are reconciled to the most directly comparable GAAP measure in the press release.

Tornier’s press release also includes certain pro forma revenue data. Tornier uses pro forma data to evaluate performance when certain acquisitions or dispositions occur. Historical data reflects results of acquired businesses only after the acquisition dates while pro forma data enhances comparability of financial information between periods by adjusting the data as if the acquisitions or dispositions occurred at the beginning of the preceding year.

Tornier is furnishing the information contained in this report, including Exhibit 99.1 pursuant to Item 2.02 of Form 8-K promulgated by the United States Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this current report on Form 8-K and furnishing this information, Tornier makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release announcing consolidated financial release for the fourth quarter and year ended December 29, 2013 issued by Tornier N.V. on February 20, 2014 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2014	TORNIER N.V.

	By:	/s/ Shawn T McCormick
	Name:	Shawn T McCormick
	Title:	Chief Financial Officer

TORNIER N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press release announcing consolidated financial release for the fourth quarter and year ended December 29, 2013 issued by Tornier N.V. on February 20, 2014	Furnished herewith